                                                                    Exhibit 99.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

      I, Tom Lam, President and Chief Executive Officer (principal executive officer) of Auto-Q International, Inc. (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended March 31, 2003 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/  Tom Lam
-------------------------
Name:      Tom Lam
Date:      May 19, 2003



                                  EXHIBIT 99.1